BUSINESS LEASE

     THIS AGREEMENT, entered into this 11th day of February 1998 between Wedgewood Properties Fl, Inc. hereinafter called the lessor, party of the first part, and Simplex Medical Systems, Inc. of the County of Broward and State of Florida hereinafter called the lessee or tenant, party of the second part:

     WITNESSETH, That the said lessor does this day lease unto said lessee, and said lessee does hereby hire and take as tenant under said lessor Bay B, C, D or Space 372-374-376 Ansin Blvd., situate in Hallandale, Florida, to be used and occupied by the lessee as Office and Warehouse and for no other purposes or uses whatsoever, for the term of Five (5) Years, beginning the 1st day of April, 1998, and ending the 31st day of March, 2003, at and for the agreed annual rental of $48,000.00 Plus Sales Tax Dollars, payable as follows:
$4000.00 Plus Sales Tax Per Month.

          Landlord agrees to complete all spaces shown on the plan, which has been delivered to Tenant and agrees to air condition the balance of the space except for an area of approximately 500 sq.ft. in the north west corner of Bay D and approximately 500 sq.ft. in the rear of bay B.

          At the beginning of this Lease, all other Leases between the parties and/or their subsidiaries are hereby cancelled. All previously paid Last Month rent and Security shall be applied toward this Lease.

          Tenant shall also have an option to renew this Lease for an additional period of five (5) years. Notice to exercise said option shall be given to the Landlord by Certified Mail at least 90 days prior to the expiration of the first term of this Lease.

          Tenant agrees to pay 2/3 of the cost of the water and sewer bill for the building since it occupies 2/3 of the space.

          Upon signing of this Lease, Tenant agrees to pay first month's rent of $2756.00, Security of $4240.00 and Last Month's Rent of $5153.75 (per attached) for a total of $13,891.44. Tenant has $5194.00 from previous Lease which will be transferred to this Lease leaving a balance due of $8697.44.

All payments are to be made to the lessor on the first day of each and every month, but no later than the fifth (5th) of the month, in advance without demand at the office of Wedgewood Properties FL, Inc. 1049 N.W. 3rd Street, Hallandale FL 33009 or at such other place and to such other person, as the lessor may from time to time designate in writing.

     The following express stipulations and conditions are made a part of this lease and are hereby assented to by the lessee:

     FIRST: The lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by leesee, except movable office furniture, shall become the property of the lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this lease.

     SECOND: All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever.

     THIRD: That the tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at its own cost and expense.

     FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

     FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the lessor, are the conditions upon which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the lessor, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder, and thereupon the lessor, his agents or attorneys, shall have the right to enter said premises, and remove all persons therefrom forcibly or otherwise, and the lessee thereby expressly waives any and all notice required by law to terminate tenancy and also waives any and all legal proceedings to recover possession of said premises, and expressly agrees that in the event of a violation of any of the terms of this lease or of said rules and regulations, now in existence, or which may hereafter be made, said lessor, his agent or attorneys, may immediately re-enter said premises and dispossess lessee without legal notice or the institution of any legal proceedings whatsoever.

          5.1 If the tenant is in default as defined in Article Fifth and if the same is not cured by the Tenant immediately upon the notice, if required, from Landlord as hereinabove provided, then the Landlord, in addition to all rights and remedies granted under the laws of the State of Florida and this lease, shall have any or all of the following additional rights:

          5.1.1 To re-enter and remove all persons and property from the Demised Premises, and any such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

          5.1.2 Terminate the Lease and relet the Premises for account of the Landlord or, within the sole discretion of Landlord, the Demised Premises may be relet for the account of the Tenant. Landlord may relet the whole or any part of the Premises for the remainder of such unexpired period of this Lease or longer for any rental obtainable, giving such concessions of rent, and making such usual or special repairs, alterations and doing such painting for any new Tenant as it may in its sole discretion deem advisable. Tenant shall remain liable for the rent and additional rent, if any, for the balance of the Lease whether the Premises be relet or not and for all expenses of the Landlord in re-entering, repossessing, altering, repairing, and re-renting the Premises. Any suit brought by Landlord to enforce the collection of any deficiency shall not prejudice Landlord's right to enforce the collection of any further deficiency for a subsequent period.

          5.1.3 If any part of the rent shall remain due and unpaid after the same shall become due and payable, Landlord shall have the option of declaring the balance of the entire rent for the entire rental term of this Lease to be immediately due and payable, and Landlord may then proceed immediately to collect all of the unpaid rent called for by this Lease by distress or otherwise, or terminate this Lease should Tenant fail to pay the balance of the entire rent for the entire rental term. For purposes of this Paragraph, said balance means the entire rent for the balance of the rental term plus, for each remaining year of the term of this Lease, and pro rata for any part of a year, the yearly average of the Adjusted Rental to be paid by the Tenant for the term of this Lease to the end of the Lease year next preceding the date of default in the payment of rent by Tenant.

          5.2 Tenant agrees to pay all costs and expenses of collection and reasonable attorney's fees on any part of said rental that may be collected by an attorney, suit, distress, or foreclosure; and further, in the event that Tenant fails to promptly and fully perform and comply with each and every condition and covenant hereunder and the matter is turned over to Landlord's attorney, Tenant shall pay Landlord a reasonable attorney's fee plus costs, where necessary, whether suit is instituted or not.

          5.3 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises, by reason of violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

     SIXTH: If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such re-letting, the said lessee shall pay any deficiency, and if more than the full rental is realized lessor will pay over to said lessee the excess of demand.

     SEVENTH: The lessee agrees that he will pay all charges for rent, gas, electricity or other illumination, and for all water used on said premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the lessor may at its option consider the said lessee tenant at sufferance and immediately re-enter upon said premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise. All charges for water, sewer and electricity shall be paid as additional rent.

     EIGHTH: The said Lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said lessor and does hereby agree to pay attorney's fees of ten percent of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by the lessor.

     NINTH: The lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as my be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within thirty (30) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

     TENTH: Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

     ELEVENTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

     TWELFTH: If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

     THIRTEENTH: This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, administrators, legal representatives, executors or successors as the case may be, of the lessee.

     FOURTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein

     FIFTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this contract.

     SIXTEENTH: The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.


     SEVENTEENTH: It is further understood and agreed between the parties hereto that any charges against the lessor for services or for work done on the premises by order of the lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

     EIGHTEENTH: It is hereby understood and agreed that any signs or awnings to be used in connection with the premises leased hereunder shall be first submitted to the lessor for written approval before installation of same. Permits from the municipality must also be obtained.

     NINETEENTH: At the time of the execution of this Lease, the Lessee shall deposit the sum of $4240.00 as a security deposit and $5411.44 as last month's rent, which deposit shall be held by Lessor as security for the faithful performance by the Lessee of all of the terms, conditions, covenants, promise and agreements of this Lease. At the end of the term of this Lease, assuming that the Lessee has faithfully performed all of said Lease as contained in said Lease and as provided for by applicable law, the Lessee shall be entitled to the return of the security deposit or any remaining and outstanding balance, no later than fifteen (15) days after the expiration of the Lease term or within such longer period of time as may be required for the Lessee to comply with the terms and conditions of this Lease relative to the return of the leased premises as provided in Paragraph 12 herein above. The Lessor shall not be required to pay any interest to Lessee upon said security deposit.

     TWENTIETH: The Lessee shall not engage in any activities which cause damage to the premises or otherwise utilize toxic substances or dangerous chemicals which might be harmful either to the premises or to licenses or invites upon said premises.

     TWENTY-FIRST: The Lessee shall keep the exterior of the premises including the parking area located in front of the leased premises, broom cleaned and free of trash, debris, rubbish or merchandise except to the extent that it is necessary to receive deliveries of merchandise, in which event the Lessee shall make provisions for the storage of such merchandise within a reasonable period of time. There shall be no outside storage except as provided herein.

     TWENTY-SECOND: In the event that the Lessee's business activities result in any damage or impairment to the drainage system of the leased premises or the parking area immediately adjacent thereto, then it shall be the responsibility of the Lessee to restore and repair such damage promptly and in a satisfactory manner.

     TWENTY-THIRD: Tenant shall acquire and pay for a liability insurance policy covering Tenant to occupancy and use of their demised premises herein. Same shall reflect liability coverage of not less than $300,000.00 combined single limit. Tenant shall furnish Landlord with an endorsement showing the Landlord as additional named insured on said insurance coverage no later than seven days of the execution of this Lease.

     TWENTY-FOURTH: All payments required under this Lease must be paid by check drawn on a Florida Bank.

    TWENTY-FIFTH: Rent is due on the FIRST (1st) of each and every month. All payments not received on or before the 5th of the month will be subject to a 10% bookkeeping charge. In the event it becomes necessary for the Landlord to serve the tenant with a 3-DAY NOTICE, there will be a charge of $50.00 for the preparation and service of such 3-DAY NOTICE. Such charges shall be billed as additional rent and shall be due with the next rent payment.

     TWENTY-SIXTH: All checks returned by the bank and not paid as shown on its face will be subject to a 5% penalty as provided for by Florida Law.

     TWENTY-SEVENTH: Lessee shall also pay, as additional rent, upon receipt of the bill therefore, its proportionate share of any increases in real estate taxes, insurance, and assessments over and above the base year of 1997 against the buildings in which the demised premises form a part, based upon the total floor area occupied by Lessee. Tenant will also pay monthly 1/12 of the increased amount due each year toward the following year's tax bill.

     TWENTY-EIGHTH: The rent in this lease shall be increased at the end of each lease year by 56.

     TWENTY-NINTH: No holes may be put in the walls or exterior of this building, including roof without express written permission of the Landlord.

     THIRTIETH: All air conditioning, garage doors, and electric service, wiring, etc., will be delivered in good working order, and maintained by the TENANT and returned to the Landlord in the same condition.

     THIRTY-FIRST: Tenant will maintain plate glass insurance, if the space being rented has plate glass.

     THIRTY-SECOND: Tenant shall provide adequate pest control for the type of business being operated.

     THIRTY-THIRD: SUBORDINATION, ESTOPPEL AND QUIET ENJOYMENT. This lease is and shall be subject and subordinate in all respects to any and all mortgages and other encumbrances now or hereafter places upon the land or building, or both, of which the demised premises are a part; and the provision hereof shall be self-operating.

     THIRTY-FOURTH: WAIVER OF JURY TRIAL. Lessor and lessee hereby knowingly, irrevocably, voluntarily and intentionally waive any right to a trial by jury in respect of any action, proceeding, defense or counterclaim based on this lease agreement, or arising out of, under or in connection with this lease agreement, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto.

     IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

     Signed, sealed and delivered in the Presence of:

                                  Wedgewood Properties FL, Inc.       Seal

/s/ Barbara Rodriguez             By: /s/ Mark S. Krohn, President    Seal
    As to Lessor                                Lessor

                                  Simplex Medical Systems, Inc.       Seal

/s/ Barbara Rodriguez             By: /s/ Henry B. Schur              Seal
    As to Lessee                                Lessee